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cc: PN

CONSENT OF GUARANTOR

The undersigned ("Guarantor") under that certain Unconditional Guaranty dated December 13, 2004 executed by Guarantor in favor of Union Bank of California, N.A. ("Bank") relating to certain obligations of Sonic Solutions, a California corporation ("Borrower") to Bank (the "Guaranty"), hereby; (i) acknowledges and consents to the foregoing Fourth Amendment to Loan and Security Agreement dated as of June 30, 2008 ("Amendment"); (ii) ratifies and confirms all of the terms, covenants, conditions and obligations contained in the Guaranty; (iii) reaffirms the continuing validity of the Guaranty; and (iv) acknowledges and agrees that (A) the execution, delivery and performance by Borrower of the Amendment and any other loan documents executed in connection therewith do not require the consent of Guarantor; and (B) Bank's request for Guarantor's consent hereunder shall not be construed as requiring consent by Guarantor to any future modification or amendment of any document or instrument pertaining to Borrower's obligations to Bank.

Dated as of June 30, 2008

"GUARANTOR"

INTERACTUAL TECHNOLOGIES, INC., a California corporation

By: [signature]

Title: Director/COO

OK LEGAL
gpn

38970/ema